UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2009

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01 REGULATION FD DISCLOSURE.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 18, 2009, Salem Communications Corporation issued a press release regarding: (a) its preliminary results of operations for the quarter ended December 31, 2008, and (b) a conference call scheduled on March 12, 2009, to discuss its complete financial results for the quarter and fiscal year ended December 31, 2008.

ITEM 7.01     REGULATION FD DISCLOSURE.

On February 18, 2009, Salem Communications Corporation issued a press release regarding: (a) its preliminary results of operations for the quarter ended December 31, 2008, and (b) a conference call scheduled on March 12, 2009, to discuss its complete financial results for the quarter and fiscal year ended December 31, 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1

Press release, dated February 18, 2009, of Salem Communications Corporation regarding: (a) its preliminary results of operations for the quarter ended December 31, 2008, and (b) a conference call scheduled on March 12, 2009, to discuss its complete financial results for the quarter and fiscal year ended December 31, 2008.

 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: February 18, 2009	/s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release, dated February 18, 2009, of Salem Communications Corporation regarding: (a) its preliminary results of operations for the quarter ended December 31, 2008, and (b) a conference call scheduled on March 12, 2009, to discuss its complete financial results for the quarter and fiscal year ended December 31, 2008.

EXHIBIT  99.1

SALEM COMMUNICATIONS RELEASES PRELIMINARY FOURTH QUARTER 2008 RESULTS

CAMARILLO, CA February 18, 2009– Salem Communications Corporation (Nasdaq: SALM) announced today its preliminary results for the fourth quarter of 2008.

Specifically, for the quarter ended December 31, 2008 compared to the quarter ended December 31, 2007:

•

Total revenue is estimated to decrease 6.3% to $54.8 million;

•

Operating expenses before gain or loss on disposal of assets and impairments are estimated to decrease 14.7% to $38.9 million;

•

Impairment of long-lived assets is expected to be approximately $53 million; and

•

Adjusted EBITDA is estimated to increase 16.2% to $15.8 million from $13.6 million.

Conference Call Information

Salem will release its complete financial results for the fourth quarter and year ended December 31, 2008 on March 12, 2009 and will host a teleconference at 2:00 p.m. Pacific Time on that day to discuss its results. To access the teleconference, please dial (973) 582-2717 or listen via the investor relations portion of the company’s website, located at www.salem.cc.  A replay of the teleconference will be available through March 26, 2009 and can be heard by dialing (706) 645-9291, pass code 84868925 or on the investor relations portion of the company’s website, located at www.salem.cc.

In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, an Internet provider of Christian content and online streaming; and Salem Publishing™, a publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 94 radio stations, including 59 stations in 23 of the top 25 markets. Additional information about Salem may be accessed at the company’s website, www.salem.cc.

Disclaimer

Investors should be aware that the Company has not yet finalized its results for 2008 and that the Company’s “preliminary” estimates of revenue, expenses and Adjusted EBITDA for 2008 reflect management’s estimates based upon the information available at the time made. These estimates could differ materially from the Company’s actual results if the information on which the estimates are based ultimately proves to be incorrect or incomplete.

Company Contact:

Tomasita Solis

Salem Communications

(805) 987-0400 ext. 1067

tomasitaa@salem.cc

Forward Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem’s radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Regulation G

Adjusted EBITDA is a financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as EBITDA before discontinued operations (net of tax), impairment of long-lived assets, gain or loss on the disposal of assets and non-cash compensation expense.  The company believes this non-GAAP financial measure, when considered in conjunction with the most directly comparable GAAP financial measure, provides useful measures of the company’s operating performance.

Adjusted EBITDA is generally recognized by the broadcast industry as an important measure of performance and is used by investors as well as analysts who report on the industry to provide meaningful comparisons between broadcasters. Adjusted EBITDA is not a measure of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not a substitute for, or superior to, the company’s results of operations presented on a GAAP basis such as operating income and net income. In addition, Salem’s definition of Adjusted EBITDA is not necessarily comparable to similarly titled measures reported by other companies.